UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
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CURRENT REPORT
Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) February 15, 2023
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Huntington Bancshares Incorporated
(Exact name of registrant as specified in its charter)
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Maryland	1-34073	31-0724920
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
Registrant's address: 41 South High Street, Columbus, Ohio 43287
Registrant’s telephone number, including area code: (614) 480-2265
Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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Securities registered pursuant to Section 12(b) of the Act:

Title of class	Trading Symbol(s)	Name of exchange on which registered
Depositary Shares (each representing a 1/40th interest in a share of 4.500% Series H Non-Cumulative, perpetual preferred stock)	HBANP	NASDAQ
Depositary Shares (each representing a 1/1000th interest in a share of 5.70% Series I Non-Cumulative, perpetual preferred stock)	HBANM	NASDAQ
Common Stock—Par Value $0.01 per Share	HBAN	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (§24012b-2).

Emerging growth company	☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.
    As previously announced, Huntington Bancshares Incorporated ("Huntington") will be participating at the Bank of America Securities 2023 Financial Services Conference on Wednesday, February 15, 2023. Steve Steinour, Chairman, President, and Chief Executive Officer, and Zach Wasserman, Chief Financial Officer, are scheduled to present in person to analysts and investors. A copy of the presentation slides is attached hereto as Exhibit 99.1 and is incorporated herein by reference. The presentation slides will also be available in the Investor Relations section of Huntington’s web site at www.huntington.com.

The presentation slides are being furnished pursuant to Item 7.01, and the information contained therein shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that section. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
Item 9.01 Financial Statements and Exhibits.
    The exhibits referenced below shall be treated as “furnished” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.
    (d) Exhibits.
Exhibit 99.1 – Presentation Slides
EXHIBIT INDEX

Exhibit No.	Description

Exhibit 99.1	Presentation Slides
Exhibit 104	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HUNTINGTON BANCSHARES INCORPORATED

Date:	February 15, 2023	By:	/s/ Zachary Wasserman

Zachary Wasserman
Chief Financial Officer